UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21407
                                                     ---------------------

                   Nuveen Diversified Dividend and Income Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: December 31
                                           ------------------

                  Date of reporting period: June 30, 2005
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                 SEMIANNUAL REPORT June 30, 2005


Nuveen Investments
Closed-End
Exchange-Traded
Funds

      NUVEEN
 DIVERSIFIED
DIVIDEND AND
 INCOME FUND
         JDD


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Photo of: A child.


HIGH CURRENT INCOME AND TOTAL RETURN FROM A PORTFOLIO OF DIVIDEND-PAYING COMMON STOCKS, REIT STOCKS, EMERGING MARKETS SOVEREIGN DEBT, AND SENIOR LOANS



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

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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


Chairman's
     LETTER TO SHAREHOLDERS

I am very pleased to report that for the period ended June 30, 2005, your Fund continued to provide you with attractive monthly distributions and diversified exposure to a variety of important market sectors and asset classes.

Portfolio diversification is a recognized way to reduce some of the risk that comes with investing. Since one part of your portfolio may be going up when another is going down, portfolio diversification may help smooth your investment returns over time. Your Fund, with its holdings of dividend-paying common stocks, REIT stocks, emerging markets sovereign debt and senior corporate loans, is specifically designed to help you achieve greater portfolio diversification. Your financial advisor can explain the potential advantages of portfolio diversification in more detail. I urge you to contact him or her soon for more information on this important investment strategy.


"YOUR FUND, WITH ITS HOLDINGS OF DIVIDEND-PAYING COMMON STOCKS, REIT STOCKS, EMERGING MARKETS SOVEREIGN DEBT AND SENIOR CORPORATE LOANS, IS SPECIFICALLY DESIGNED TO HELP YOU ACHIEVE GREATER PORTFOLIO DIVERSIFICATION."


I also urge you to consider receiving future Fund reports and other Fund information faster by using e-mails and the Internet. Sign up is quick and easy
- see the inside front cover of this report for step-by-step instructions.

Earlier in 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser), sold a substantial portion of its stake in Nuveen. More recently, St. Paul sold the balance of its shares in Nuveen to us or to others. Please be assured that these transactions only affect Nuveen's corporate structure, and they do not have any impact on the investment objectives or management of your Fund.

For more than 100 years, Nuveen has specialized in offering quality investments such as your Fund to those seeking to accumulate and preserve wealth. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you secure your long-term financial goals. We thank you for choosing us as a partner as you work toward that objective. Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

August 15, 2005

Nuveen Diversified Dividend and Income Fund
(JDD)

Portfolio Managers'
        COMMENTS



The Nuveen Diversified Dividend and Income Fund features portfolio management by teams at four subadvisers:

NWQ Investment Management Company, LLC, an affiliate of Nuveen Investments, invests its portion of the Fund's assets in dividend-paying common stocks. Jon Bosse, Chief Investment Officer of NWQ, leads the Fund's management team at that firm. He has more than 22 years of investment management experience.

Security Capital Research & Management Incorporated, a wholly-owned subsidiary of J. P. Morgan Chase & Co., invests its portion of the Fund's assets primarily in REIT common stocks. Tony Manno and Ken Statz, who each have more than 22 years' experience in managing real estate investments, lead the team.

Wellington Management Company, LLP invests its portion of the Fund's assets in emerging markets sovereign debt. James W. Valone, who has more than 10 years of investment management experience, heads the team.

Symphony Asset Management, LLC, an affiliate of Nuveen Investments, invests its portion of the Fund's assets in senior loans. The Symphony team is led by Gunther Stein and Lenny Mason, who have more than 25 years of combined investment management experience.

Here representatives from NWQ, Security Capital, Wellington and Symphony talk about their management strategies and the performance of the Fund for the six-month period ended June 30, 2005

WHAT WAS YOUR OVERALL MANAGEMENT STRATEGY FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005?

For the portion of the Fund's assets earmarked for dividend-paying common stocks, there were no changes to our management strategy during the period. We continued to employ an opportunistic, bottom-up strategy that focused on identifying attractively valued companies that we thought possessed favorable risk/reward characteristics and emerging catalysts that we believed could unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of hidden assets, or a positive change in the underlying fundamentals. We also continued to focus on downside protection, and paid a great deal of attention to a company's balance sheet and cash flow statement, not just the income statement. We believed that cash flow analysis offered a more objective and truer picture of a company's financial position than an evaluation based on earnings alone.

During this six-month period, we took new positions in five securities and added to our stakes in several existing holdings. The new investments include Dominion Resources, Dow Jones & Company, Merck & Co., POSCO, and Wachovia Corp. Our analysis indicated these companies possessed solid fundamentals, compelling valuations and an attractive risk/reward relationship. Conversely, we eliminated our positions in May Department Stores, Tate & Lyle, Unocal Corp., and Weyerhauser Co., where we believed the valuations had become less attractive, and in Delphi, where we believed the fundamentals had deteriorated.

For the portion of the Fund's portfolio that was invested in real estate securities, we continued to focus on finding what we believed would be the best opportunities to generate sustainable income and potential price appreciation over the long-run. In particular, we sought to maintain significant diversification within this sector while taking into account company credit quality, sector and geographic exposure and security-type allocations. Every investment decision was based on a multi-layered analysis of the company, the real estate it owns, its management and the relative price of the security.

In general over this period, we favored real estate companies with high quality management teams, strong balance sheets and potential for price appreciation generally situated in urban markets characterized by high barriers-to-entry. In each case, we sought real estate securities that were priced at a discount according to our long-term discounted cash flow valuation analysis. This analysis benefited the portfolio's performance as we owned both Gables Residential Trust and CRT Properties, Inc., each a major privatization target that experienced significant price appreciation during the six month reporting period.

At the beginning of this six-month period, the real estate portfolio consisted of 89.2% common stocks and 10.8% preferred stocks (excluding cash equivalents). As of June 30, 2005, the portfolio allocations were 92.6% common stocks and 7.4% preferred stocks (excluding cash equivalents).

For the portion of the portfolio invested in emerging markets sovereign debt, we sought to add value by identifying countries and securities with attractive risk/return profiles. In Central and Eastern Europe, we maintained an overweight to Russia on the belief that Russian sovereign and quasi-sovereign debt was attractively valued and would benefit from continued de-leveraging trends in the country. In Turkey, we moved to an under-weight position, as several European Union leaders signaled their reluctance to allow Turkey to join as a full member.

In Latin America, our investments in Argentina reflected our belief that, after exiting out of default, the country was well positioned for solid growth and credit improvement over the next few years. On the other end of the credit spectrum, we believed that Mexican debt offered attractive value relative to other investment-grade rated countries in the market. In Asia, Indonesia was a favorite as we saw stable credit fundamentals and attractive valuations.

For the senior loan portion of the Fund, we focused on executing a conservative portfolio management strategy which emphasized carefully selecting both industry sectors and individual companies. We analyzed opportunities to upgrade the portfolio by selling loans in sectors that we believed would have problems over the coming months and rotating into what we believed were safer, less cyclical sectors that would provide stronger asset protection. At the same time, we also closely monitored the relative value of the loans we held or were considering as compared with other closely related loans or securities in the high yield market. Given the robust volume of new deals, we generally were able to find loans that we felt provided more asset protection and less earnings volatility. Early in this reporting period, we completed the sale of some of our automotive exposure. We substantially reduced our exposure before the sector experienced significant volatility in May due to fears surrounding General Motors and Ford.

HOW DID THE FUND PERFORM?

Fund performance results, as well as the performance of a comparative benchmark, are shown in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE*
For periods ended June 30, 2005

                                  6 - MONTH                 1-YEAR
--------------------------------------------------------------------------------
JDD                                   3.61%                   20.13%
--------------------------------------------------------------------------------
Comparative Benchmark1                3.86%                   17.53%
--------------------------------------------------------------------------------

*Six-month returns are cumulative; return for one year is annualized.

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or upon the sale of Fund shares.

See the Performance Overview Page for additional information.


For the six months ended June 30, 2005, the Fund underperformed an unleveraged, unmanaged comparative benchmark. Each of the four asset classes in which the Fund invests provided generally positive performance during this period.

The dividend-paying common stock portion of the Fund's portfolio benefited from several holdings that recorded sizable gains. Our investments in the energy sector provided the most significant impact to performance during the period. Energy stocks tended to outperform as crude oil prices reached record highs and the prospect of even higher energy prices continued to create demand for these securities. Along with strong operating results, oil and gas companies are generating significant free cash flows which they are using for debt reduction and share repurchases - actions that strengthen the balance sheet and accrete value to equity shareholders. As of June 30, 2005, our energy investments included exploration companies ENI Spa and Kerr McGee, and integrated firms ChevronTexaco, ConocoPhilips, and Total S.A. We eliminated our position in Unocal Corp. during the period after the company received a takeover offer from Chevron.

In the finance sector, our investment in IndyMac Bancorp appreciated 18% as the company exceeded earnings expectations due to increased mortgage volumes brought on by declining long-term interest rates. Shares of Hartford Financial Services gained 8% as the rising stock market contributed to strong sales of the company's annuity products, and Aon Corp. posted a 5% gain as ongoing cost cutting initiatives enabled the company to exceed earnings expectations during an otherwise difficult environment for property-casualty insurance companies.


1 Comparative benchmark performance is a blended return consisting of 1) 18.75% of the return of the Russell 3000 Value Index, which measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values, 2) 6.25% of the return of the MSCI EAFE ex-Japan Value Index, a capitalization-weighted index that selects the lower 50% of the price-to-book ranked value stocks ranks traded in the developed markets of Europe, Asia and the Far East, excluding Japan,
     3) 25% of the return of the Dow Jones Wilshire Real Estate Securities Index, an unmanaged, market-capitalization-weighted index comprised of publicly traded REITs and real estate companies, 4) 25% of the return of the JP Morgan EMBI Global Diversified Index, which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, and 5) 25% of the return of the CSFB Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

It was a relatively bullish period for retail stocks, and our investment in May Department Stores rose sharply as investors speculated that management at Federated Department Stores will be able to institute significant operational improvements once the company completes its planned merger later this year. However, we did eliminate our position in May Department Stores during the period when the stock's price reached levels that we did not believe were sustainable. Our tobacco positions of Altria Group Inc. and Loews-Carolina Group rose 6% and 15%, respectively, because of improving industry fundamentals and a favorable litigation outlook, and Lockheed Martin Corp. posted a 17% gain as the company was part of a consortium that was the surprising winner of a contract to build a new fleet of presidential helicopters. In addition, our investment in Korea Electric Power Corp. appreciated 18% as hotter-than-normal weather is contributing to increased electricity demand, while a strong South Korean won versus the U.S. dollar is helping to offset rising fuel costs.

Conversely, auto parts supplier, Delphi Corp., declined 52% during the period, after the company announced the need to restate earnings due to improper accounting practices related to its rebates from suppliers. We determined that the company faced an environment that could make a recovery very difficult, and we elected to sell our holding. Fortunately, this investment was a relatively small position in the Fund's portfolio.

Our investments in International Paper Co. and Packaging Corporation of America declined 28% and 11%, respectively, due to pricing pressures and softening demand. The paper industry is facing some upcoming capacity issues as new pulp mills in China and Latin America are projected to come on line much sooner than expected, which could have a negative impact on future pricing power. Our investment in Albertson's declined 13% on lowered earnings expectations due to increased price and promotional pressures among the traditional supermarket retailers, and Fannie Mae fell 18% as an accounting restatement and proposed legislation granting broader authority to a new regulator put downward pressure on its stock. Our telecommunication stocks also underperformed during this period, following strong gains last year. We believe their decline was related to valuations and to concerns about cellular subscriber growth as wireless penetration approaches 60% of the U.S. population. In addition, fears of growth in VoIP (Voice over Internet Protocol) remain the dominant threat to the industry.

For the six months ended June 30, 2005, the real estate portion of the JDD portfolio modestly underperformed a commonly followed industry benchmark. However, the common stocks within this sector of the Fund's holdings performed well, especially in the second quarter, due to the increased representation of more cyclically sensitive real estate common stocks such as those of apartment companies. Holding preferred real estate stocks hurt the Fund's comparative performance during this period because broad real estate indices are composed of only common equity securities. However, the inclusion of preferred stock in the portfolio reflected our belief that many of the higher dividend-paying real estate securities are overvalued and are unattractive total rate of return candidates for the future.

In the emerging markets sovereign debt portion of the portfolio, the Fund benefited from strong country selection within emerging Europe, Latin America and Asia. We decided to overweight many of our holdings of Russian securities relative to the indexes within our benchmark, and to underweight our positions in Pakistan, Lebanon, Thailand and Uruguay. Each of these actions contributed positively to the Fund's results during this period. In addition, several specific securities from Ecuador, Uruguay and Colombia performed well and helped the Fund's return. On the other hand, some of our South African and Russian securities did not perform well during these six months. Relative detractors from performance in this area were primarily due to security selection within South Africa and Russia. In particular, some of our Russian holdings that had relatively short effective maturities hurt us in a market that tended to favor longer-term holdings.

In the senior loan sector, the market continued its strong performance during the six month period, although at a more subdued pace than in previous quarters. Universal Compression and Vought Aircraft had a positive impact on the fund's performance.

Given some relative weakness in the high yield market over this period, several high yield bonds had a negative impact on Fund performance during these six months. In addition, Federal Mogul was in Chapter 11 bankruptcy proceedings as of June 30, 3005, and the term loan we held had a negative impact on performance during this reporting period.

Distribution and Share Price
        INFORMATION


In addition to owning preferred stocks, the Fund has issued its own preferred shares, called FundPreferredTM. FundPreferred provides a degree of financial leverage that can enhance the Fund's returns and supplement the income available to pay common shareholder distributions, but also can increase share price volatility. This leveraging strategy provided incremental income and helped enhance shareholder distributions over this reporting period.

The Fund has a managed distribution policy designed to provide relatively stable monthly cash flow to investors. Under this policy, the Fund's monthly distributions will be paid from net investment income generated by its underlying securities as well as from net realized capital gains and/or returns of capital, generally representing net unrealized capital gains. Over this six-month reporting period, the Fund has maintained a stable monthly distribution of $0.1025 per share.

As of June 30, 2005, the Fund was trading at a -9.51% discount to its net asset value. This discount was greater than the average -8.29% discount the Fund exhibited over the course of the entire reporting period.

Nuveen Diversified Dividend and Income Fund
JDD

Performance
     OVERVIEW As of June 30, 2005

Pie Chart:
PORTFOLIO ALLOCATION
(as a % of  total investments)
Real Estate Investment Trust Common
  Stocks and Preferred Stocks            27.5%
Common Stocks                            24.0%
Emerging Markets Sovereign Debt          23.4%
Variable Rate Senior
  Loan Interests                         17.0%
U.S. Corporate Bonds                      3.4%
High-Grade Short-Term Investments         3.0%
Other                                     1.7%

Bar Chart:
2004-2005 MONTHLY DISTRIBUTIONS PER SHARE
Jul                           0.1025
Aug                           0.1025
Sep                           0.1025
Oct                           0.1025
Nov                           0.1025
Dec                           0.1025
Jan                           0.1025
Feb                           0.1025
Mar                           0.1025
Apr                           0.1025
May                           0.1025
Jun                           0.1025

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/1/04                        13.42
                              13.39
                              13.59
                              13.52
                              13.42
                              13.42
                              13.36
                              13.39
                              13.42
                              13.44
                              13.41
                              13.45
                              13.45
                              13.56
                              13.67
                              13.79
                              13.91
                              14.09
                              14.23
                              14.29
                              14.22
                              14.19
                              14.28
                              14.29
                              14.17
                              14.27
                              14.3
                              14.41
                              14.48
                              14.51
                              14.57
                              14.66
                              14.6
                              14.75
                              14.84
                              14.92
                              14.85
                              14.95
                              14.9
                              14.93
                              15
                              15
                              14.95
                              14.8
                              14.61
                              14.64
                              14.75
                              14.73
                              14.72
                              14.75
                              14.84
                              14.9
                              14.83
                              14.85
                              14.99
                              14.81
                              14.92
                              14.94
                              14.94
                              14.99
                              15
                              15.06
                              15.06
                              15.06
                              15.04
                              15.03
                              15.07
                              15
                              14.92
                              14.93
                              14.9
                              14.99
                              14.91
                              14.72
                              14.78
                              14.95
                              15.07
                              15.04
                              15.09
                              15.12
                              15.29
                              14.99
                              14.9
                              14.83
                              15.06
                              15.06
                              15.12
                              15.23
                              15.45
                              15.49
                              15.5
                              15.57
                              15.44
                              15.39
                              15.28
                              15.37
                              15.35
                              15.3
                              15.38
                              15.43
                              15.47
                              15.56
                              15.62
                              15.48
                              15.5
                              15.62
                              15.53
                              15.37
                              15.35
                              15.33
                              15.2
                              15.31
                              15.3
                              15.29
                              15.3
                              15.3
                              15.28
                              15.37
                              15.5
                              15.57
                              15.52
                              15.55
                              15.27
                              15.3
                              15.5
                              15.42
                              15.48
                              15.35
                              15.39
                              15.36
                              15.33
                              15.25
                              15.25
                              15.23
                              15.2
                              15.13
                              15.02
                              15.1
                              15.19
                              15.24
                              15.23
                              15.24
                              15.42
                              15.72
                              15.72
                              15.72
                              15.76
                              15.8
                              15.49
                              15.39
                              15.4
                              15.37
                              15.48
                              15.27
                              15.1
                              15.28
                              15.4
                              15.5
                              15.52
                              15.7
                              15.66
                              15.67
                              15.71
                              15.69
                              15.58
                              15.5
                              15.39
                              15.3
                              15.05
                              14.81
                              14.38
                              14.42
                              14.46
                              14.36
                              14.31
                              13.84
                              14.1
                              13.93
                              14.1
                              14.38
                              14.33
                              14.4
                              14.53
                              14.41
                              14.67
                              14.41
                              14.33
                              14.39
                              14.54
                              14.2
                              14.2
                              14.09
                              14.22
                              14.41
                              14.47
                              14.56
                              14.6
                              14.34
                              14.48
                              14.6
                              14.71
                              14.88
                              14.88
                              14.86
                              14.84
                              14.96
                              15.09
                              15.15
                              15.19
                              15.13
                              15.02
                              14.98
                              14.72
                              14.78
                              14.81
                              14.87
                              14.97
                              15.11
                              15.14
                              15.1
                              15.01
                              15.17
                              15.14
                              15.06
                              15.15
                              15.22
                              15.31
                              15.22
                              15.3
                              15.2
                              15.25
                              15.41
                              15.14
                              15.22
                              15.15
                              15.35
                              15.33
                              15.22
                              15.23
                              15.15
                              15.16
                              15.21
                              15.2
                              15.3
                              15.29
6/30/05                       15.22


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.22
------------------------------------
Common Share Net Asset Value  $16.82
------------------------------------
Premium/(Discount) to NAV     -9.51%
------------------------------------
Market Yield1                  8.08%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $338,856
------------------------------------


ANNUALIZED TOTAL RETURN
(Inception 9/25/03)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-Month
(Cumulative) 1.81% 3.61%
------------------------------------
1-Year         24.21%        20.13%
------------------------------------
Since
Inception       8.97%        17.83%
------------------------------------


INDUSTRIES
(as a % of total investments)
------------------------------------
Real Estate                    28.4%
------------------------------------
Sovereign Debt                 23.4%
------------------------------------
Media                           4.6%
------------------------------------
Diversified Telecommunication
  Services                      3.5%
------------------------------------
Hotels, Restaurants & Leisure   3.5%
------------------------------------
Oil & Gas                       3.1%
------------------------------------
Aerospace and Defense           2.8%
------------------------------------
Metals & Mining                 2.8%
------------------------------------
Tobacco                         2.1%
------------------------------------
Household Durables              2.0%
------------------------------------
Thrifts & Mortgage Finance      1.9%
------------------------------------
Containers & Packaging          1.7%
------------------------------------
Insurance                       1.7%
------------------------------------
Chemicals                       1.4%
------------------------------------
Commercial Services & Supplies  1.4%
------------------------------------
Diversified Financial Services  1.4%
------------------------------------
High-Grade Short-Term
  Investments                   3.0%
------------------------------------
Other                          11.3%
------------------------------------


REAL ESTATE INVESTMENT TRUST
TOP FIVE SUB-INDUSTRIES
(as a % of total investments)
------------------------------------
Office Property                 8.4%
------------------------------------
Apartments                      7.6%
------------------------------------
Shopping Center                 3.3%
------------------------------------
Healthcare                      2.1%
------------------------------------
Storage                         1.6%
------------------------------------


EMERGING MARKETS SOVEREIGN DEBT
TOP FIVE COUNTRIES
(as a % of total investments)
------------------------------------
Mexico                          1.9%
------------------------------------
Malaysia                        1.9%
------------------------------------
Russia                          1.7%
------------------------------------
South Africa                    1.4%
------------------------------------
Indonesia                       1.4%
------------------------------------

1 Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

Shareholder
       MEETING REPORT


The annual shareholder meeting was held on March 22, 2005, in Chicago at Nuveen's headquarters.

                                                                                                                JDD
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Common and
                                                                                                Preferred shares   Preferred shares
                                                                                                 voting together    voting together
                                                                                                      as a class         as a class
====================================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
Robert P. Bremner
   For                                                                                                19,841,943                  --
   Withhold                                                                                               93,281                  --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                              19,935,224                  --
====================================================================================================================================
Lawrence H. Brown
   For                                                                                                19,839,494                  --
   Withhold                                                                                               95,730                  --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                              19,935,224                  --
====================================================================================================================================
Jack B. Evans
   For                                                                                                19,843,634                  --
   Withhold                                                                                               91,590                  --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                              19,935,224                  --
====================================================================================================================================
William C. Hunter
   For                                                                                                19,841,703                  --
   Withhold                                                                                               93,521                  --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                              19,935,224                  --
====================================================================================================================================
William J. Schneider
   For                                                                                                        --              4,728
   Withhold                                                                                                   --                  9
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                      --              4,737
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                                                                        --              4,728
   Withhold                                                                                                   --                  9
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                      --              4,737
====================================================================================================================================
Judith M. Stockdale
   For                                                                                                19,841,905                  --
   Withhold                                                                                               93,319                  --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                              19,935,224                  --
====================================================================================================================================
Eugene S. Sunshine
   For                                                                                                19,843,003                  --
   Withhold                                                                                               92,221                  --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                              19,935,224                  --
====================================================================================================================================

                        Nuveen Diversified Dividend and Income Fund (JDD)
                        Portfolio of
                                INVESTMENTS (Unaudited) June 30, 2005
       SHARES   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS - 32.6% (24.0% OF TOTAL INVESTMENTS)
                AEROSPACE & DEFENSE - 1.9%

       50,000   Lockheed Martin Corporation                                                                           $   3,243,500
       85,000   Raytheon Company                                                                                          3,325,200
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,568,700
------------------------------------------------------------------------------------------------------------------------------------


                CHEMICALS - 0.7%

      143,000   DSM NV, Sponsored ADR                                                                                     2,431,000
------------------------------------------------------------------------------------------------------------------------------------


                COMMERCIAL BANKS - 1.7%

       69,200   Bank of America Corporation                                                                               3,156,212
       50,000   Wachovia Corporation                                                                                      2,480,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,636,212
------------------------------------------------------------------------------------------------------------------------------------


                COMMERCIAL SERVICES & SUPPLIES - 1.2%

       90,000   Pitney Bowes Inc.                                                                                         3,919,500
------------------------------------------------------------------------------------------------------------------------------------


                CONTAINERS & PACKAGING - 0.8%

      121,300   Packaging Corp of America                                                                                 2,553,365
------------------------------------------------------------------------------------------------------------------------------------


                DIVERSIFIED FINANCIAL SERVICES - 1.9%

       75,000   Citigroup Inc.                                                                                            3,467,250
       85,000   JPMorgan Chase & Co.                                                                                      3,002,200
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,469,450
------------------------------------------------------------------------------------------------------------------------------------


                DIVERSIFIED TELECOMMUNICATION SERVICES - 4.2%

       90,000   KT Corporation, Sponsored ADR                                                                             1,935,000
      144,000   SBC Communications Inc.                                                                                   3,420,000
      135,000   Sprint Corporation                                                                                        3,387,150
       52,500   Telecom Italia S.p.A., Sponsored ADR                                                                      1,643,775
      110,600   Verizon Communications Inc.                                                                               3,821,230
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         14,207,155
------------------------------------------------------------------------------------------------------------------------------------


                ELECTRIC UTILITIES - 1.0%

      220,000   Korea Electric Power Corporation (KEPCO), Sponsored ADR                                                   3,447,400
------------------------------------------------------------------------------------------------------------------------------------


                FOOD & STAPLES RETAILING - 1.1%

      126,700   Albertson's Inc.                                                                                          2,620,156
       60,812   J Sainsbury plc, Sponsored ADR                                                                            1,267,930
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,888,086
------------------------------------------------------------------------------------------------------------------------------------


                HOUSEHOLD DURABLES - 0.5%

       77,000   Newell Rubbermaid Inc.                                                                                    1,835,680
------------------------------------------------------------------------------------------------------------------------------------


                HOUSEHOLD PRODUCTS - 0.9%
       48,000   Kimberly-Clark Corporation                                                                                3,004,320
------------------------------------------------------------------------------------------------------------------------------------


                INSURANCE - 1.7%

      145,000   Aon Corporation                                                                                           3,630,800
       30,000   Hartford Financial Services Group, Inc.                                                                   2,243,400
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,874,200
------------------------------------------------------------------------------------------------------------------------------------


                                       13

                        Nuveen Diversified Dividend and Income Fund (JDD) (continued)
                             Portfolio of INVESTMENTS (Unaudited) June 30, 2005
       SHARES   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MEDIA - 0.6%

       60,000   Dow Jones & Company, Inc.                                                                             $   2,127,000
------------------------------------------------------------------------------------------------------------------------------------


                METALS & MINING - 2.1%

      146,000   Alumina Limited, Sponsored ADR                                                                            2,483,460
       33,000   POSCO, ADR                                                                                                1,451,010
       26,500   Rio Tinto plc, Sponsored ADR                                                                              3,230,880
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          7,165,350
------------------------------------------------------------------------------------------------------------------------------------


                MULTI-UTILITIES & UNREGULATED POWER - 1.1%

       25,000   Dominion Resources, Inc.                                                                                  1,834,750
       82,800   United Utilities plc, Sponsored ADR                                                                       1,981,404
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,816,154
------------------------------------------------------------------------------------------------------------------------------------


                OIL & GAS - 4.4%

       33,000   ChevronTexaco Corporation                                                                                 1,845,360
       41,800   ConocoPhillips                                                                                            2,403,082
       23,000   Eni S.p.A., Sponsored ADR                                                                                 2,948,600
       49,105   Kerr-McGee Corporation                                                                                    3,747,203
       30,000   Total SA, Sponsored ADR                                                                                   3,505,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         14,449,745
------------------------------------------------------------------------------------------------------------------------------------


                PAPER & FOREST PRODUCTS - 0.7%
       80,500   International Paper Company                                                                               2,431,905
------------------------------------------------------------------------------------------------------------------------------------


                PHARMACEUTICALS - 0.8%
       85,000   Merck & Co. Inc.                                                                                          2,618,000
------------------------------------------------------------------------------------------------------------------------------------


                THRIFTS & MORTGAGE FINANCE - 2.5%
       94,100   IndyMac Bancorp, Inc.                                                                                     3,832,693
       81,600   Fannie Mae                                                                                                4,765,440
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          8,598,133
------------------------------------------------------------------------------------------------------------------------------------


                TOBACCO - 2.8%

       88,200   Altria Group, Inc.                                                                                        5,703,012
      113,000   Loews Corp - Carolina Group                                                                               3,765,160
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          9,468,172
------------------------------------------------------------------------------------------------------------------------------------
                Total Common Stocks (cost $91,346,855)                                                                  110,509,527
                --------------------------------------------------------------------------------------------------------------------
                                                                                                    RATINGS**
                                                                                               ------------------
       SHARES   DESCRIPTION(1)                                            COUPON               MOODY'S        S&P             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONVERTIBLE PREFERRED STOCK - 1.0% (0.8% OF TOTAL INVESTMENTS)
                SPECIALTY RETAIL - 1.0%

       57,000   Toys "R" Us, Inc.                                         6.250%                   Ba2         BB         3,502,017
------------------------------------------------------------------------------------------------------------------------------------
                Total Convertible Preferred Stock (cost $2,002,026)                                                       3,502,017
                --------------------------------------------------------------------------------------------------------------------


                                       14

       SHARES   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                REAL ESTATE INVESTMENT TRUST COMMON STOCKS - 34.6%
                (25.5% OF TOTAL INVESTMENTS)

                APARTMENTS - 8.0%

      242,800   AMLI Residential Properties Trust                                                                     $   7,589,928
      114,900   Archstone-Smith Trust                                                                                     4,437,438
       57,500   AvalonBay Communities, Inc.                                                                               4,646,000
       86,200   Camden Property Trust                                                                                     4,633,250
      164,400   Post Properties, Inc.                                                                                     5,936,484
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         27,243,100
------------------------------------------------------------------------------------------------------------------------------------


                DIVERSIFIED - 1.3%

      380,400   Sprint Finance Corporation                                                                                4,469,700
------------------------------------------------------------------------------------------------------------------------------------


                HEALTHCARE - 2.8%

      166,000   Nationwide Health Properties, Inc.                                                                        3,919,260
      293,800   Senior Housing Properties Trust                                                                           5,555,758
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          9,475,018
------------------------------------------------------------------------------------------------------------------------------------


                HOTELS - 2.1%

      350,000   DiamondRock Hospitality Company                                                                           3,955,000
      338,736   Hersha Hospitality Trust                                                                                  3,231,541
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          7,186,541
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIAL - 0.6%

       50,000   First Industrial Realty Trust, Inc.                                                                       1,995,000
------------------------------------------------------------------------------------------------------------------------------------


                MORTGAGE - 0.5%

      220,000   MFA Mortgage Investments, Inc.                                                                            1,639,000
------------------------------------------------------------------------------------------------------------------------------------


                OFFICE PROPERTY - 11.0%

      180,300   Arden Realty, Inc.                                                                                        6,487,194
      200,300   Brandywine Realty Trust                                                                                   6,139,195
      130,000   Highwoods Properties, Inc.                                                                                3,868,800
      435,600   HRPT Properties Trust                                                                                     5,414,508
      158,900   Mack-Cali Realty Corporation                                                                              7,198,170
      146,800   Maguire Properties, Inc.                                                                                  4,160,312
      115,400   Reckson Associates Realty Corporation                                                                     3,871,670
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         37,139,849
------------------------------------------------------------------------------------------------------------------------------------


                REGIONAL MALLS - 1.7%

       32,400   Simon Property Group, Inc.                                                                                2,348,676
       49,900   The Macerich Company                                                                                      3,345,795
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,694,471
------------------------------------------------------------------------------------------------------------------------------------


                SHOPPING CENTER - 4.4%

      305,500   Cedar Shopping Centers Inc.                                                                               4,506,125
       73,500   Federal Realty Investment Trust                                                                           4,336,500
      221,000   Kite Realty Group Trust                                                                                   3,315,000
      107,100   New Plan Excel Realty Trust                                                                               2,909,907
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         15,067,532
------------------------------------------------------------------------------------------------------------------------------------


                STORAGE - 2.2%

       90,700   Shurgard Storage Centers, Inc.                                                                            4,168,572
      165,800   U-Store It Trust                                                                                          3,158,490
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          7,327,062
------------------------------------------------------------------------------------------------------------------------------------
                Total Real Estate Investment Trust Common Stocks (cost $92,589,625)                                     117,237,273
                --------------------------------------------------------------------------------------------------------------------


                                       15


                        Nuveen Diversified Dividend and Income Fund (JDD) (continued)
                             Portfolio of INVESTMENTS (Unaudited) June 30, 2005
       SHARES   DESCRIPTION(1)                                                           COUPON                               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                REAL ESTATE INVESTMENT TRUST PREFERRED STOCKS - 2.8%
                (2.0% OF TOTAL INVESTMENTS)


                APARTMENTS - 2.3%

       48,000   Apartment Investment & Management Company, Series Q                    10.100%                        $   1,247,040
      103,000   Apartment Investment & Management Company, Series R                    10.000%                            2,693,450
      150,000   Apartment Investment & Management Company, Series U                     7.750%                            3,765,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          7,705,490
------------------------------------------------------------------------------------------------------------------------------------


                OFFICE PROPERTY - 0.5%

       64,000   Maguire Properties, Inc., Series A                                       7.625%                           1,617,920
------------------------------------------------------------------------------------------------------------------------------------
                Total Real Estate Investment Trust Preferred Stocks (cost $9,300,276)                                     9,323,410
                --------------------------------------------------------------------------------------------------------------------
                                                                   WEIGHTED                      RATINGS**
    PRINCIPAL                                                       AVERAGE       STATED     ----------------
 AMOUNT (000)   DESCRIPTION(1)                                       COUPON    MATURITY*     MOODY'S      S&P                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                VARIABLE RATE SENIOR LOAN INTERESTS(2) - 23.1%
                (17.0% OF TOTAL INVESTMENTS)


                AEROSPACE & DEFENSE - 1.9%

$      2,467    Hexcel, Term Loan B                                  6.130%      3/01/12          B2       B+         $   2,489,407
       1,900    K & F Industries, Inc., Term Loan B                  5.770%     11/18/12          B2       B+             1,925,955
       1,629    Vought Aircraft Industries, Inc., Term Loan          5.830%     12/22/11         Ba3       B+             1,653,907
         364    Vought Aircraft Industries, Inc., Tranche B,
                   Letter of Credit                                     TBD          TBD         Ba3       B+               368,909
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,438,178
------------------------------------------------------------------------------------------------------------------------------------

                AUTO COMPONENTS - 1.2%

       2,500    Federal-Mogul Corporation, Term Loan A (a)           5.580%      2/24/04         N/R      N/R             2,234,896
       1,217    Tenneco Automotive Inc., Term Loan B                    TBD          TBD          B1       B+             1,233,448
         534    Tenneco Automotive Inc., Term Loan B-1               5.361%     12/12/10          B1       B+               541,832
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,010,176
------------------------------------------------------------------------------------------------------------------------------------


                BUILDING PRODUCTS - 1.2%

         997    Masonite Corporation, Canadian Term Loan             5.220%      3/21/13          B2      BB+               996,375
         998    Masonite Corporation, Term Loan B                    5.220%      5/13/11          B2      BB+               998,072
       1,985    Nortek, Inc., Term Loan B                            5.910%      8/27/11          B2        B             1,997,820
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,992,267
------------------------------------------------------------------------------------------------------------------------------------


                CHEMICALS - 1.2%

       1,995    GenTek, Inc., Term Loan B                            6.090%     12/31/10          B2       B+             1,998,745
       2,000    Rockwood Specialties Group, Inc., Tranche D          5.430%      7/30/12          B1       B+             2,030,625
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,029,370
------------------------------------------------------------------------------------------------------------------------------------


                COMMERCIAL SERVICES & SUPPLIES - 0.7%

         676    Allied Waste North America, Inc., Letter of Credit      TBD          TBD          B1       BB               678,116
       1,770    Allied Waste North America, Inc., Term Loan B        5.373%      3/12/21          B1       BB             1,776,263
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2,454,379
------------------------------------------------------------------------------------------------------------------------------------


                CONTAINERS & PACKAGING - 1.5%

       2,985    Graham Packaging Company, L.P., Term Loan B          5.758%     10/07/11          B2        B             3,031,330
         175    Smurfit-Stone Container Corporation,
                   Deposit-Funded Commitment                            TBD          TBD         Ba3      BB-               177,244
       1,392    Smurfit-Stone Container Corporation, Term Loan B     5.410%     11/01/11         Ba3      BB-             1,412,548
         428    Smurfit-Stone Container Corporation, Term Loan C     5.290%     11/01/11         Ba3      BB-               434,630
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,055,752
------------------------------------------------------------------------------------------------------------------------------------

                                       16

                                                                   WEIGHTED                      RATINGS**
    PRINCIPAL                                                       AVERAGE       STATED     ----------------
 AMOUNT (000)   DESCRIPTION(1)                                       COUPON    MATURITY*     MOODY'S      S&P                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%

$      1,990    Intelsat, Ltd., Term Loan B                          5.250%      7/06/11          B1        B         $   2,008,905
------------------------------------------------------------------------------------------------------------------------------------


                ELECTRICAL EQUIPMENT - 0.6%

       1,700    Sensus Metering Systems Inc., Term Loan B-1          5.540%     12/17/10          B2       B+             1,720,542
         255    Sensus Metering Systems Inc., Term Loan B-2          5.530%     12/17/10          B2       B+               258,081
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          1,978,623
------------------------------------------------------------------------------------------------------------------------------------


                ENERGY EQUIPMENT & SERVICES - 0.6%

       1,995    Universal Compression, Term Loan                     5.240%      2/15/12         Ba2       BB             2,022,743
------------------------------------------------------------------------------------------------------------------------------------


                FOOD PRODUCTS - 0.8%

       2,738    Michael Foods, Inc., Term Loan B                     5.130%     11/20/10          B1       B+             2,784,463
------------------------------------------------------------------------------------------------------------------------------------


                HEALTHCARE EQUIPMENT & SUPPLIES - 0.3%

       1,136    Kinetic Concepts, Inc., Term Loan B-2                5.240%      8/11/10         Ba3       BB             1,148,323
------------------------------------------------------------------------------------------------------------------------------------


                HEALTHCARE PROVIDERS & SERVICES - 1.8%

       1,965    Beverly Enterprises, Inc., Term Loan B               5.590%     10/22/08         Ba3       BB             1,976,667
       2,000    Davita, Inc., Term Loan B (b)                           TBD          TBD          B1      BB-             2,027,657
       1,980    LifePoint Hospitals, Inc., Term Loan B               4.845%      9/30/11         Ba3      BB+             1,984,208
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,988,532
------------------------------------------------------------------------------------------------------------------------------------


                HOTELS RESTAURANTS & LEISURE - 2.2%

       2,000    24 Hour Fitness Worldwide, Inc., Term Loan B         6.190%      6/06/05          B1       B-             2,032,500
       2,000    Penn National Gaming, Inc., Term Loan B (b)             TBD          TBD         Ba3      BB-             2,030,179
         513    Venetian Casino Resort, LLC, Delayed Draw,
                   Term Loan (c)                                     0.750%      6/15/11          B1       B+                 4,487
       2,487    Venetian Casino Resort, LLC, Term Loan               5.240%      6/15/11          B1       B+             2,514,938
          86    Wyndham International, Inc., Letter of Credit           TBD          TBD          B2        B                86,638
         914    Wyndham International, Inc., Term Loan B             6.500%      4/15/11          B3        B               920,075
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          7,588,817
------------------------------------------------------------------------------------------------------------------------------------


                INSURANCE - 0.6%

       1,918    Conseco, Inc., Term Loan                             6.830%      6/22/10          B2      BB-             1,939,377
------------------------------------------------------------------------------------------------------------------------------------


                IT SERVICES - 0.5%

       1,850    Fidelity National Information Services, Term Loan B  4.960%      3/09/13         Ba3       BB             1,844,701
------------------------------------------------------------------------------------------------------------------------------------


                MEDIA - 5.7%

       1,980    Charter Communications Operating, LLC, Term Loan B   6.440%      4/07/11          B2        B             1,970,187
       1,523    Dex Media West, LLC, Term Loan B                     4.930%      3/09/10         Ba2      BB-             1,538,620
       1,990    Emmis Operating Company, Term Loan                   4.960%     11/10/11         Ba2       B+             2,009,070
       1,970    Loews Cineplex Entertainment Corporation,
                   Term Loan B                                       5.410%      6/30/11          B1        B             1,979,656
       2,000    Metro-Goldwyn-Mayer Studios, Inc., Term Loan B       5.740%      4/12/12         N/R      N/R             2,009,375
       1,739    R.H. Donnelley Inc., Tranche D                       5.190%      6/30/11         Ba3      N/R             1,758,629
       1,995    Rainbow Media Holdings LLC, Term Loan                6.130%      3/31/12          B1      BB+             2,015,947
       1,915    Regal Cinemas Corporation, Term Loan                 5.240%     11/10/10         Ba3      BB-             1,934,550
       2,000    UPC, Term Loan H2                                    5.752%      9/30/12          B1        B             2,001,805
       1,974    WMG Acquisition Corp., Term Loan                     5.330%      2/27/11          B1       B+             1,988,995
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         19,206,834
------------------------------------------------------------------------------------------------------------------------------------


                METALS & MINING - 0.5%

       1,809    Amsted Industries Incorporated, Term Loan B          5.930%     10/15/10          B1      BB-             1,831,310
------------------------------------------------------------------------------------------------------------------------------------


                REAL ESTATE - 1.2%

       1,991    General Growth Properties, Inc., Term Loan B         5.580%     11/12/08         Ba2      BB+             2,007,368
       1,960    LNR Property Corporation, Term Loan                  6.210%      2/03/08          B2       B+             1,967,815
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,975,183
------------------------------------------------------------------------------------------------------------------------------------
                Total Variable Rate Senior Loan Interests (cost $77,903,432)                                             78,297,933
                --------------------------------------------------------------------------------------------------------------------


                                       17

                        Nuveen Diversified Dividend and Income Fund (JDD) (continued)
                             Portfolio of INVESTMENTS (Unaudited) June 30, 2005
                                                                                                 RATINGS**
    PRINCIPAL                                                                                ----------------
 AMOUNT (000)   DESCRIPTION(1)                                       COUPON     MATURITY     MOODY'S      S&P                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EMERGING MARKET SOVEREIGN DEBT - 31.7% (23.4% OF TOTAL INVESTMENTS)


                ARGENTINA - 1.0%

$      1,855    Argentina Republic                                   3.010%      8/03/12          B3       B-         $   1,688,362
         885    Argentine Beverages Financial Trust, 144A            7.375%      3/22/12         N/R      N/R               904,913
         570    Banco de Galicia y Buenos Aires, South America,
                   Reg S                                             7.190%      1/01/10         N/R      N/R               553,598
         345    Transportadora de Gas del Sur S.A., Series B-A,
                   Reg S                                             7.000%     12/15/13         N/R     CCC+               333,271
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,480,144
------------------------------------------------------------------------------------------------------------------------------------


                BRAZIL - 1.4%

         425    Braskem International Limited,144A                   9.375%      6/01/15         N/R      BB-               460,063
         250    Brazil Republic                                     12.000%      4/15/10          B1      BB-               305,000
       1,319    Brazil Republic                                      8.000%      4/15/14          B2      BB-             1,359,926
         800    Brazil Republic                                      4.250%      4/15/24          B1      BB-               764,659
       1,620    Brazil Republic                                     11.000%      8/17/40          B1      BB-             1,950,885
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,840,533
------------------------------------------------------------------------------------------------------------------------------------


                BULGARIA - 0.8%

       1,286    Bulgaria Republic                                    3.750%      7/28/12         Ba1     BBB-             1,286,911
       1,100    Bulgaria Republic, Reg S                             8.250%      1/15/15         Ba2     BBB-             1,387,760
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2,674,671
------------------------------------------------------------------------------------------------------------------------------------


                CHILE - 0.8%

         550    Chile Republic                                       6.875%      4/28/09        Baa1        A               600,875
         430    Coldelco Inc., 144A                                  5.500%     10/15/13          A2        A               449,904
         600    Coldelco Inc., Reg S                                 6.375%     11/30/12          A2       A-               660,678
       1,100    Corporation Nacional del Cobre, 144A                 4.750%     10/15/14          A2        A             1,089,842
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2,801,299
------------------------------------------------------------------------------------------------------------------------------------


                COLUMBIA - 1.2%

         354    Columbia Republic                                    9.750%      4/09/11         Ba2      BB+               406,427
         700    Columbia Republic                                   10.000%      1/23/12         Ba2       BB               819,000
         600    Columbia Republic                                   11.750%      2/25/20         Ba2       BB               792,000
       1,710    Columbia Republic                                   10.375%      1/28/33         Ba2       BB             2,047,725
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,065,152
------------------------------------------------------------------------------------------------------------------------------------


                ECUADOR - 0.7%


         400    Ecuador Republic, 144A                               8.000%      8/15/30        Caa1     CCC+               338,000

         265    Ecuador Republic, Reg S                             12.000%     11/15/12        Caa1     CCC+               250,542
       2,300    Ecuador Republic, Reg S                              8.000%      8/15/30        Caa1     CCC+             1,926,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2,514,792
------------------------------------------------------------------------------------------------------------------------------------


                EL SALVADOR - 0.6%

         750    El Salvador Republic, Reg S                          8.500%      7/25/11        Baa3      BB+               872,326
       1,080    El Salvador Republic, Reg S                          7.750%      1/24/23        Baa3      BB+             1,209,839
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2,082,165
------------------------------------------------------------------------------------------------------------------------------------


                GERMANY - 0.5%

         500    Aries Vermogensverwaltung Federation Sovereign
                   Collateralized Debt, Reg S                        9.600%     10/25/14         Ba2     BBB-               648,978
       1,100    Dresdener Bank AG, Ukreximbank Loan Participation
                   Notes, Reg S                                      7.750%      9/23/09         Ba2      N/R             1,153,680
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          1,802,658
------------------------------------------------------------------------------------------------------------------------------------


                GUATEMALA - 0.3%

         125    Republic of Guatemala, Reg S                        10.250%     11/08/11         Ba2      BB-               151,725
         880    Republic of Guatemala, 144A                          8.125%     10/06/34         Ba2      BB-               946,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          1,097,725
------------------------------------------------------------------------------------------------------------------------------------


                                       18

                                                                                                 RATINGS**
    PRINCIPAL                                                                                ----------------
 AMOUNT (000)   DESCRIPTION(1)                                       COUPON     MATURITY     MOODY'S      S&P                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HONG KONG - 0.3%

$        890    Hong Kong, 144A                                      5.125%      8/01/14          A1       A+         $     932,100
------------------------------------------------------------------------------------------------------------------------------------


                INDONESIA - 1.8%

         300    Indosat International Financial Company, 144A        6.750%      4/20/15          B1      BB-               303,000
         800    Republic of Indonesia, Reg S                         7.250%      4/20/15          B2       B+               810,208
       5,030    Republic of Indonesia, 144A                          7.250%      4/20/15          B2       B+             5,118,025
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,231,233
------------------------------------------------------------------------------------------------------------------------------------


                KAZAKHSTAN - 0.3%

         800    Development Bank of Kazakhstan                       7.375%     11/12/13        Baa3     BBB-               905,280
------------------------------------------------------------------------------------------------------------------------------------


                LUXEMBOURG - 0.9%

         300    Tengizchevroil LLP, 144A                             6.124%     11/15/14        Baa3     BBB-               308,250
         550    UBS Luxembourg S.A                                   6.230%      2/11/15        Baa2      N/R               556,655
       1,000    VTB Capital SA, 144A                                 7.500%     10/12/11        Baa2      BB+             1,095,000
       1,100    VTB Capital SA, 144A                                 6.250%      7/02/35        Baa2      BB+             1,111,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,070,905
------------------------------------------------------------------------------------------------------------------------------------


                MALAYSIA - 2.5%

       1,100    Malaysia Republic                                    8.750%      6/01/09          A3       A-             1,276,564
       2,000    Malaysia Republic                                    7.500%      7/15/11          A3       A-             2,333,962
       3,300    Petronas Capital Limited, Reg S                      7.000%      5/22/12          A2       A-             3,761,095
         900    Petronas Capital Limited, Reg S                      7.875%      5/22/22        Baa1       A-             1,143,578
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          8,515,199
------------------------------------------------------------------------------------------------------------------------------------


                MEXICO - 2.6%

         700    Conproca SA, Reg S                                  12.000%      6/16/10        Baa3     BBB-               867,853
         240    Controladora Comercial Mexicana, 144A                6.625%      6/01/15        Baa2     BBB-               244,080
       1,100    Empresa Nacional del Petroleo, 144A                  4.875%      3/15/14        Baa1        A             1,081,655
       1,200    Pemex Project Funding Master Trust                   8.500%      2/15/08        Baa1      BBB             1,317,000
       1,000    Pemex Project Funding Master Trust, 144A             9.500%      9/15/27        Baa1      BBB             1,310,000
         275    Petroleos Mexicanos                                  8.850%      9/15/07        Baa1      BBB               300,850
         590    Petroleos Mexicanos                                  9.375%     12/02/08        Baa1      BBB               672,600
       1,000    United Mexican States                                6.375%      1/16/13        Baa1      BBB             1,076,000
         930    United Mexican States                                6.625%      3/03/15        Baa1      BBB             1,025,790
         220    United Mexican States                                8.125%     12/30/19        Baa1      BBB               270,600
         400    United Mexican States                                8.300%      8/15/31        Baa1      BBB               499,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          8,665,428
------------------------------------------------------------------------------------------------------------------------------------


                PANAMA - 1.3%

         650    Panama Republic                                      9.625%      2/08/11         Ba1       BB               780,000
       1,350    Panama Republic                                      7.250%      3/15/15         Ba1       BB             1,474,200
         460    Panama Republic                                      9.375%      1/16/23         Ba1       BB               570,400
       1,400    Panama Republic                                      9.375%      4/01/29         Ba1       BB             1,739,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,564,100
------------------------------------------------------------------------------------------------------------------------------------


                PERU - 1.4%

       1,300    Peru Republic                                        9.125%      2/21/12         Ba3       BB             1,527,500
       1,931    Peru Republic                                        5.000%      3/07/17         Ba3       BB             1,840,185
         510    Peru Republic                                        4.000%      3/07/17         Ba3       BB               489,956
         915    Peru Republic                                        8.750%     11/21/33         Ba3       BB             1,036,238
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,893,879
------------------------------------------------------------------------------------------------------------------------------------


                                       19

                        Nuveen Diversified Dividend and Income Fund (JDD) (continued)
                             Portfolio of INVESTMENTS (Unaudited) June 30, 2005
                                                                                                 RATINGS**
    PRINCIPAL                                                                                ----------------
 AMOUNT (000)   DESCRIPTION(1)                                       COUPON     MATURITY     MOODY'S      S&P                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PHILIPPINES - 1.2%

$      1,193    Philippines Republic                                 8.375%      2/15/11          B1      BB-         $   1,240,720
       2,000    Philippines Republic                                 9.375%      1/18/17          B1      BB-             2,150,000
         545    Philippines Republic                                 9.500%      2/02/30          B1      BB-               557,535
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,948,255
------------------------------------------------------------------------------------------------------------------------------------


                POLAND - 0.2%

         500    Poland Republic                                      5.250%      1/15/14          A2     BBB+               528,500
------------------------------------------------------------------------------------------------------------------------------------


                QATAR - 0.3%

         416    Ras Laffan Liquified Natural Gas Company Limited,
                   144A                                              3.437%      9/15/09        Baa1       A-               408,194
         623    Ras Laffan Liquified Natural Gas Company Limited,
                   Reg S                                             3.437%      9/15/09        Baa1       A-               613,650
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          1,021,844
------------------------------------------------------------------------------------------------------------------------------------


                RUSSIA - 2.3%

         500    Alrosa Finance SA, 144A                              8.875%     11/17/14         Ba3        B               567,500
       1,300    Russia Federation, Reg S                             8.250%      3/31/10        Baa3     BBB-             1,421,420
         750    Russian Federation, Reg S                           11.000%      7/24/18        Baa3     BBB-             1,123,297
         500    Russian Federation, Reg S                            5.000%      3/31/30        Baa3     BBB-               559,435
       3,200    Russia Ministry of Finance                           3.000%      5/14/08         Ba2     BBB-             3,027,200
         600    Russia Ministry of Finance                           3.000%      5/14/11         Ba1     BBB-               527,340
         400    Russian Ministry of Finance, Reg S                  12.750%      6/24/28         Ba2      BB+               724,606
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          7,950,798
------------------------------------------------------------------------------------------------------------------------------------


                SERBIA - 0.6%

       2,500    Serbia Republic, 144A                                3.750%     11/01/24         N/R       B+             2,156,250
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH AFRICA - 1.9%

       5,450    South Africa Republic                                9.125%      5/19/09        Baa1      BBB             6,335,625
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH KOREA - 0.1%

         410    Hanarotelecom Inc., 144A                             7.000%      2/01/12         Ba2       BB               407,550
------------------------------------------------------------------------------------------------------------------------------------


                THAILAND - 0.1%

         250    Bangkok Bank Public Company Limited, Reg S           9.025%      3/15/29        Baa2      BB-               325,724
------------------------------------------------------------------------------------------------------------------------------------


                TUNISIA - 0.6%

       1,700    Banque de Tunisie                                    7.375%      4/25/12        Baa2      BBB             1,963,500
------------------------------------------------------------------------------------------------------------------------------------


                TURKEY - 1.0%

       1,170    Turkey Republic                                     12.375%      6/15/09          B1      BB-             1,447,875
         350    Turkey Republic                                     11.750%      6/15/10          B1      BB-               436,625
         450    Turkey Republic                                      9.000%      6/30/11          B1      BB-               513,000
         675    Turkey Republic                                      7.000%      6/05/20          B1      BB-               663,188
         350    Turkey Republic                                      7.375%      2/05/25          B1      BB-               348,460
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,409,148
------------------------------------------------------------------------------------------------------------------------------------


                UKRAINE - 1.4%

       2,600    Republic of Ukraine, Series 2004, Reg S              6.365%      8/05/09          B1       B+             2,821,000
         800    Ukraine Cabinet Ministers, 144A                      6.365%      8/05/09          B1      BB-               865,000
         859    Ukraine Government, Reg S                           11.000%      3/15/07          B1        B               908,166
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                          4,594,166
------------------------------------------------------------------------------------------------------------------------------------


                UNITED KINGDOM - 0.2%

         550    Vedanta Resources PLC, Reg S                         6.625%      2/22/10         Ba2      BB+               541,094
------------------------------------------------------------------------------------------------------------------------------------


                                       20

                                                                                                 RATINGS**
    PRINCIPAL                                                                                ----------------
 AMOUNT (000)   DESCRIPTION(1)                                       COUPON     MATURITY     MOODY'S      S&P                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
                URUGUAY - 1.4%

S      2,150    Uruguay Republic                                     7.250%      2/15/11          B3        B         $   2,160,750
         860    Uruguay Republic                                     7.500%      3/15/15          B3        B               847,100
       1,670    Uruguay Republic                                     9.250%      5/17/17          B3        B             1,795,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,803,100
------------------------------------------------------------------------------------------------------------------------------------


                VENEZUELA - 1.2%

       1,200    Venezuela Republic                                   7.650%      4/21/25          B2        B             1,081,310
         985    Venezuela Republic                                   9.250%      9/15/27          B2        B             1,035,235
       1,935    Venezuela Republic, Reg S                            5.375%      8/07/10        Caa1       B-             1,807,385
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,923,930
------------------------------------------------------------------------------------------------------------------------------------


                VIETNAM - 0.8%

       2,716    Socialist Republic of Vietnam                        4.063%      3/14/16          B1      BB-             2,586,585
------------------------------------------------------------------------------------------------------------------------------------
                Total Emerging Market Sovereign Debt (cost $101,904,277)                                                107,633,332
                --------------------------------------------------------------------------------------------------------------------


                U.S. CONVERTIBLE BONDS - 1.2% (0.9 OF TOTAL INVESTMENTS) METALS
                & MINING - 1.2%

        5,000   Trizec Hahn Corporation                              3.000%      1/29/21         N/R      N/R             3,918,750
------------------------------------------------------------------------------------------------------------------------------------
                Total U.S. Convertible Bonds (cost $3,625,663)                                                            3,918,750
                --------------------------------------------------------------------------------------------------------------------


                U.S. CORPORATE BONDS - 4.7% (3.4 OF TOTAL INVESTMENTS) HOTELS
                RESTAURANTS & LEISURE - 2.5%

       2,000    Aztar Corporation                                    9.000%      8/15/11         Ba3       B+             2,182,500
       2,150    Harrahs Entertainment                                7.875%     12/15/05         Ba1      BB+             2,187,625
       2,000    MGM Mirage, Inc.                                     6.750%      8/01/07         Ba1      BB+             2,072,500
       2,000    Park Place Entertainment                             7.875%     12/15/05         Ba2      BB-             2,035,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          8,477,625
------------------------------------------------------------------------------------------------------------------------------------


                HOUSEHOLD DURABLES - 2.2%

       2,000    D.R. Horton, Inc.                                    7.500%     12/01/07         Ba1      BB+             2,126,666
       2,000    KB Home                                              8.625%     12/15/08         Ba2      BB-             2,178,246
       3,000    Standard Pacific Corporation                         6.500%     10/01/08         Ba2       BB             3,045,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          7,349,912
------------------------------------------------------------------------------------------------------------------------------------
                Total U.S. Corporate Bonds (cost $15,812,127)                                                            15,827,537
                --------------------------------------------------------------------------------------------------------------------


                                       21

                        Nuveen Diversified Dividend and Income Fund (JDD) (continued)
                             Portfolio of INVESTMENTS (Unaudited) June 30, 2005

PRINCIPAL
AMOUNT (000)    DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HIGH-GRADE SHORT-TERM INVESTMENTS - 4.0% (3.0% OF TOTAL INVESTMENTS)

$     13,720    State Street Bank Euro Dollar Time Deposit, 2.600%, 7/01/05                                           $  13,719,646
============    --------------------------------------------------------------------------------------------------------------------
                Total High-Grade Short-Term Investments (cost $13,719,646)                                               13,719,646
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $408,203,927) - 135.7%                                                          459,969,425
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (0.3)%                                                                   (1,113,835)
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (35.4)%                                                       (120,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 338,855,590
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Senior Loans in which the Fund invests generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

                    * Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. The Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

                    ** Ratings below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.

                    (a) At or subsequent to June 30, 2005, this issue was under the protection of the Federal Bankruptcy Court.

                    (b)  Purchased on a when-issued or delayed delivery basis.

                    (c) Position represents an unfunded loan commitment outstanding at June 30, 2005. ADR American Depositary Receipt.

                    144A 144A securities are those which are exempt from
                         registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

                   Reg S Regulation S allows U.S. companies to sell securities to persons or entities located outside of the U.S. without registering those securities with the SEC. Specifically, Reg S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

                    TBD Senior Loan purchased on a when-issued or delayed delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                        Statement of
                            ASSETS AND LIABILITIES June 30, 2005 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $408,203,927)                                                                              $459,969,425
Receivables:
   Dividends                                                                                                              1,010,257
   Interest                                                                                                               2,639,943
   Investments sold                                                                                                       2,739,972
   Reclaims                                                                                                                  29,946
Other assets                                                                                                                 18,471
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                                      466,408,014
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                                                                         7,186,251
Accrued expenses:
   Management fees                                                                                                          216,180
   Other                                                                                                                    133,536
FundPreferred share dividends payable                                                                                        16,457
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                                   7,552,424
------------------------------------------------------------------------------------------------------------------------------------
FundPreferred shares, at liquidation value                                                                              120,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                                                 $338,855,590
====================================================================================================================================
Common shares outstanding                                                                                                20,145,123
====================================================================================================================================
Net asset value per Common share outstanding (net assets applicable to
   Common shares, divided by Common shares outstanding)                                                                $      16.82
====================================================================================================================================


NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                                                                $    201,451
Paid-in surplus                                                                                                         284,729,686
Undistributed (Over-distribution of) net investment income                                                               (6,960,283)
Accumulated net realized gain from investments                                                                            9,119,238
Net unrealized appreciation of investments                                                                               51,765,498
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                                                 $338,855,590
====================================================================================================================================
Authorized shares:
   Common                                                                                                                 Unlimited
   FundPreferred shares                                                                                                   Unlimited
====================================================================================================================================


                                 See accompanying notes to financial statements.

                        Statement of
                             OPERATIONS Six Months Ended June 30, 2005 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (net of foreign tax withheld of $89,487)                                                                      $ 3,824,848
Interest (net of foreign tax withheld of $7,407)                                                                          5,932,806
------------------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                                 $ 9,757,654
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                                           1,991,157
FundPreferred shares - auction fees                                                                                         148,767
FundPreferred shares - dividend disbursing agent fees                                                                         6,517
Shareholders' servicing agent fees and expenses                                                                                 881
Custodian's fees and expenses                                                                                                93,447
Trustees' fees and expenses                                                                                                   6,671
Professional fees                                                                                                            21,502
Shareholders' reports - printing and mailing expenses                                                                        32,269
Stock exchange listing fees                                                                                                   5,194
Investor relations expense                                                                                                   34,299
Other expenses                                                                                                               12,633
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                                                      2,353,337
   Custodian fee credit                                                                                                       (285)
   Expense reimbursement                                                                                                  (712,666)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                              1,640,386
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                     8,117,268
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
Net realized gain from investments                                                                                        9,265,877
Change in net unrealized appreciation (depreciation) of investments                                                      (3,918,846)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                                                                                          5,347,031
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO FUNDPREFERRED SHAREHOLDERS
From net investment income                                                                                               (1,657,762)
From accumulated net realized gains from investments                                                                             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to FundPreferred shareholders                                                                      (1,657,762)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from operations                                                  $11,806,537
====================================================================================================================================


                                 See accompanying notes to financial statements.

                        Statement of
                             CHANGES IN NET ASSETS (Unaudited)
                                                                                                        SIX MONTHS
                                                                                                             ENDED       YEAR ENDED
                                                                                                           6/30/05         12/31/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                                $   8,117,268     $ 16,226,149
Net realized gain from investments                                                                       9,265,877        9,195,966
Change in net unrealized appreciation (depreciation) of investments                                     (3,918,846)      35,806,329
Distributions to FundPreferred shareholders:
   From net investment income                                                                           (1,657,762)      (1,200,397)
   From accumulated net realized gains from investments                                                         --         (601,610)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from operations                                                                                      11,806,537       59,426,437
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                                             (12,389,251)     (16,301,063)
From accumulated net realized gains from investments                                                            --       (8,284,807)
Tax return of capital                                                                                           --         (187,892)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Common shareholders                                                                (12,389,251)     (24,773,762)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                                                         (4,043)              --
   Net proceeds from shares issued to shareholders due to
   reinvestment of distributions                                                                                --          411,807
FundPreferred shares offering costs                                                                         (4,043)          (4,868)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares from
   capital share transactions                                                                               (8,086)         406,939
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares                                         (590,800)      35,059,614
Net assets applicable to Common shares at the beginning of period                                      339,446,390      304,386,776
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period                                           $338,855,590     $339,446,390
====================================================================================================================================
Undistributed (Over-distribution of) net investment income at the end of period                       $ (6,960,283)    $ (1,030,538)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                             CASH FLOWS Six Months Ended June 30, 2005 (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM OPERATIONS                                                $  11,806,537
Adjustments to Reconcile the Net Increase in Net Assets Applicable to Common Shares from Operations to Net Cash Provided by Operating Activities:
   Purchases of investment securities                                                                                  (119,525,641)
   Proceeds from disposition of short-term investment securities, net                                                     5,829,197
   Proceeds from disposition of investment securities                                                                   117,058,258
   Amortization/(Accretion) of discounts and premiums, net                                                                  287,068
   Decrease in dividends receivable                                                                                         197,959
   Decrease in interest receivable                                                                                            7,876
   Increase in receivable from investments sold                                                                            (884,859)
   Increase in reclaims receivable                                                                                          (11,063)
   Increase in other assets                                                                                                 (11,446)
   Increase in payable for investments purchased                                                                          1,186,251
   Decrease in management fees payable                                                                                       (5,357)
   Decrease in other liabilities                                                                                            (37,030)
   Decrease in FundPreferred share dividends payable                                                                         (5,270)
   Net realized gain from investments                                                                                    (9,265,877)
   Change in net unrealized (appreciation)/depreciation of investments                                                    3,918,846
   Net realized (gain)/loss from paydowns                                                                                   178,657
   Capital gain and return of capital distributions from investments                                                      1,673,231
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by operating activities                                                                             12,397,337
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid to Common shareholders                                                                          (12,389,251)
Net proceeds from sale of Common shares                                                                                      (4,043)
FundPreferred shares offering costs                                                                                          (4,043)
------------------------------------------------------------------------------------------------------------------------------------
   Net cash used in financing activities                                                                                (12,397,337)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                                                                  --
Cash at the beginning of period                                                                                                  --
------------------------------------------------------------------------------------------------------------------------------------
CASH AT THE END OF PERIOD                                                                                             $          --
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS (Unaudited)



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
Nuveen Diversified Dividend and Income Fund (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the New York Stock Exchange and trade under the ticker symbol "JDD." The Fund was organized as a Massachusetts business trust on July 18, 2003.

The Fund seeks to provide high current income and total return by investing primarily in a portfolio of dividend-paying common stocks, securities issued by Real Estate Investment Trusts ("REITs"), debt securities and other non-equity instruments that are issued by, or that are related to, government, government-related and supernational issuers located, or conducting their business, in emerging market countries ("emerging markets sovereign debt") and senior loans.

Effective January 1, 2005, Nuveen Institutional Advisory Corp. ("NIAC"), the Fund's previous Adviser, and its affiliate, Nuveen Advisory Corp. ("NAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NIAC or NAC.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities and senior loans are generally provided by an pricing service approved by the Fund's Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Fund, or its designee, may establish fair market value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustee's designee. Short-term securities are valued at amortized cost, which approximates market value.

The senior loans in which the Fund invests are not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other fixed income securities. Consequently, the value of senior loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan.

Investment Transactions
Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund maintains liquid assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 2005, the Fund had outstanding delayed delivery commitments of $4,030,000.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses on senior loans. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

Income Taxes
The Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)



Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund intends to make monthly cash distributions to Common Shareholders of a stated dollar amount based primarily on the Fund's net investment income but also secondarily on net realized capital gains and/or on net unrealized capital gains in the Fund's portfolio (stated in terms of a fixed cents per Common Share dividend rate) ("Managed Distribution Policy"). The Fund seeks to maintain a stable distribution level, subject to approval and oversight by the Fund's Board of Trustees. Distributions will be made only after paying any accrued dividends or making any redemption or liquidation payments to FundPreferred shares, if any, and interest and required principal payments on borrowings, if any. Under the Managed Distribution Policy, if, for any monthly distribution, net investment income and net realized capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets and would be treated by shareholders as a return of capital for tax purposes. Distributions during the first six months of the fiscal year are classified as having been paid from net investment income; consequently, this will negatively impact the amount of undistributed net investment income shown in the financial statements in this semiannual report. The final determination of the source of all distributions for the year are made after the end of the year and reflected in the financial statements contained in the annual report.

REIT distributions received by the Fund are generally comprised of investment income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year-end of the Fund. For the twelve months ended December 31, 2004, the character of distributions to the Fund from the REITs was 51.30% ordinary income, 28.25% long-term and short-term capital gains, and 20.45% return of REIT capital.

For the six months ended June 30, 2005, the Fund applied the actual percentages for the twelve months ended December 31, 2004, described above, to its receipts from the REITs and treated as income in the Statement of Operations only the amount of ordinary income so calculated. The Fund adjusts that estimated breakdown of income type (and consequently its net investment income) as necessary early in the following calendar year when the REITs inform their shareholders of the actual breakdown of income type. For the fiscal period ended December 31, 2004, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITS. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

During the six months ended June 30, 2005, the Fund treated each distribution to its shareholders from the portfolio REITs as being entirely from net investment income. The Fund will recharacterize those distributions as being from ordinary income, long-term and short-term capital gains, and return of capital, if necessary, at the beginning of the subsequent year, based upon the income type breakdown information conveyed at the time by the REITs whose securities are held in the Fund's portfolio. Consequently, the financial statements at June 30, 2005, reflect an over-distribution of net investment income that is at least partly attributable to the fact that some of the amounts received by the Fund from the portfolio REITS, but none of the dividends paid by the Fund to shareholders, were treated as something other than ordinary income. For the fiscal year ended December 31, 2004, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to the distributions paid to the Fund shareholders.

FundPreferred Shares
The Fund has issued and outstandings 2,400 Series T and 2,400 Series W, FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable weekly at the end of each rate period.

Derivative Financial Instruments
The Fund may use derivatives or other transactions for the purpose of hedging the portfolio's exposure to common stock risk, high yield credit risk, foreign currency exchange risk and the risk of increases in interest rates. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investment during the six months ended June 30, 2005.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
The Fund did not engage in transactions in its own shares during the six months ended June 30, 2005.

During the fiscal year ended December 31, 2004, 26,242 Common shares were issued to shareholders due to reinvestment of distributions.

3. INVESTMENT TRANSACTIONS
Purchases and sales of investments (excluding short-term investments) during the six months ended June 30, 2005, aggregated $119,525,641 and $117,058,258, respectively.

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization on debt securities, recognition of income on REIT securities, and timing differences in recognizing certain gains and losses on investment transactions.

At June 30, 2005, the cost of investments was as follows:

--------------------------------------------------------------------------------
Cost of investments                                                 $409,713,402
================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2005, were as follows:

--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                     $53,809,667
   Depreciation                                                      (3,553,644)
--------------------------------------------------------------------------------
Net unrealized appreciation of investments                          $50,256,023
================================================================================

The tax components of undistributed net ordinary income and net realized gains at December 31, 2004, the Fund's last fiscal year end, were as follows:

--------------------------------------------------------------------------------
Undistributed net ordinary income *                                         $ --
Undistributed net long-term capital gains                                     --
================================================================================

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2004, the Fund's last fiscal year end, was designated for purposes of the dividends paid deduction as follows:

--------------------------------------------------------------------------------
Distributions from net ordinary income *                             $22,551,616
Distributions from net long-term capital gains                         3,819,302
Tax return of capital                                                    187,892
================================================================================

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The Fund designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax period ended December 31, 2004.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)



5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all funds assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser. As of July 31, 2005, the complex-level fee rate was .1899%.

The annual fund-level fee, payable monthly, for the Fund is based upon the average daily Managed Assets of the Fund as follows:

AVERAGE DAILY MANAGED ASSETS                                 FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $500 million                                                .7000%
For the next $500 million                                                 .6750
For the next $500 million                                                 .6500
For the next $500 million                                                 .6250
For Managed Assets over $2 billion                                        .6000
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC ("NWQ"), Security Capital Research & Management Incorporated ("Security Capital"), Symphony Asset Management, LLC ("Symphony") and Wellington Management Company, LLP ("Wellington"). Nuveen owns a controlling interest in NWQ while key management of NWQ owns a non-controlling minority interest. Symphony is an indirect wholly owned subsidiary of Nuveen. NWQ manages the portion of the Fund's investment portfolio allocated to dividend-paying common stocks including American Depositary Receipts ("ADRs"). Security Capital manages the portion of the Fund's investment portfolio allocated to securities issued by real estate companies including REITs. Symphony manages the portion of the Fund's investment portfolio allocated to senior loans. Wellington manages the portion of the Fund's investment portfolio allocated to emerging markets sovereign debt. NWQ, Security Capital, Symphony and Wellington are compensated for their services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first eight years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                  YEAR ENDING
SEPTEMBER 30,                              SEPTEMBER 30,
--------------------------------------------------------------------------------
2003*                    .32%                        2008                   .32%
2004                     .32                         2009                   .24
2005                     .32                         2010                   .16
2006                     .32                         2011                   .08
2007                     .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond September 30, 2011.

6. COMMITMENTS
Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At June 30, 2005, the Fund had unfunded loan commitments of $4,487.

7. SENIOR LOAN PARTICIPATION COMMITMENTS
With respect to the senior loans held in the Fund's portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or
3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, the Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or other persons interpositioned between the Fund and the Borrower. At June 30, 2005, there were no such outstanding participation commitments.

8. ANNOUNCEMENT REGARDING PARENT COMPANY OF ADVISER
In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. Transactions (C) and (D) above were settled in late July, which effectively reduced St. Paul Travelers' controlling stake in Nuveen and was deemed an "assignment" (as defined in the 1940 Act) of the investment management agreement between the Fund and the Adviser, which resulted in the automatic termination of the agreement under the 1940 Act. In anticipation of such deemed assignment, the Board of Trustees had approved a new ongoing investment management agreement for the Fund and the submission of the agreement for approval by the Fund's shareholders, which shareholder approval was received prior to the settlement of transactions (C) and (D). The new ongoing management agreement took effect upon such settlement.

9. SUBSEQUENT EVENTS
Distributions to Common Shareholders
The Fund declared a distribution of $.1025 per Common share which was paid on August 1, 2005, to shareholders of record on July 15, 2005.

                        Financial
                               HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                 Investment Operations                                  Less Distributions
                             --------------------------------------------------------------  ---------------------------------------
                                                      Distributions   Distributions
                                                           from Net            from                 Net
                  Beginning                      Net     Investment         Capital          Investment   Capital
                     Common                Realized/      Income to        Gains to           Income to  Gains to       Tax
                      Share         Net   Unrealized  FundPreferred   FundPreferred              Common    Common    Return
                  Net Asset  Investment   Investment         Share-          Share-              Share-    Share-        of
                      Value    Income(a)        Gain        holders+        holders+  Total     holders   holders   Capital   Total
====================================================================================================================================
Period Ended 12/31:
2005(c)              $16.85        $.40        $ .27          $(.08)          $  --   $ .59       $(.62)     $ --      $ --  $ (.62)
2004                  15.13         .81         2.23           (.06)           (.03)   2.95        (.81)     (.41)     (.01)  (1.23)
2003(b)               14.33         .18         1.01           (.01)             --    1.18        (.18)     (.02)     (.01)   (.21)
====================================================================================================================================
                                                                          Total Returns
                                                                       -------------------
                                                                                   Based
                              Offering                                                on
                             Costs and         Ending                             Common
                         FundPreferred         Common                   Based      Share
                                 Share          Share       Ending         on        Net
                          Underwriting      Net Asset       Market     Market      Asset
                             Discounts          Value        Value      Value**    Value**
==========================================================================================
Period Ended 12/31:
2005(c)                          $  --         $16.82       $15.22       1.81%      3.61%
2004                                --          16.85        15.57       8.04      20.44
2003(b)                           (.17)         15.13        15.65       5.76       7.04
==========================================================================================
                                                               Ratios/Supplemental Data
                            -------------------------------------------------------------------------------------------------
                                              Before Credit/Reimbursement       After Credit/Reimbursement***
                                            -------------------------------    -------------------------------
                                                             Ratio of Net                       Ratio of Net
                                              Ratio of         Investment        Ratio of         Investment
                                 Ending       Expenses          Income to        Expenses          Income to
                                    Net     to Average            Average      to Average            Average
                                 Assets     Net Assets         Net Assets      Net Assets         Net Assets
                             Applicable     Applicable         Applicable      Applicable         Applicable       Portfolio
                              to Common      to Common          to Common       to Common          to Common        Turnover
                            Shares (000)        Shares++           Shares++        Shares++           Shares++          Rate
=============================================================================================================================
Period Ended 12/31:
2005(c)                        $338,856           1.46%*             4.60%*          1.02%*             5.05%*            27%
2004                            339,446           1.50               4.74            1.06               5.19              46
2003(b)                         304,387           1.26*              4.51*            .87*              4.89*             28
=============================================================================================================================
                                   FundPreferred Shares at End of Period
                               --------------------------------------------
                                 Aggregate     Liquidation
                                    Amount      and Market           Asset
                               Outstanding           Value        Coverage
                                      (000)      Per Share       Per Share
===========================================================================
Period Ended 12/31:
2005(c)                           $120,000         $25,000         $95,595
2004                               120,000          25,000          95,718
2003(b)                            120,000          25,000          88,414
===========================================================================

*    Annualized.
** Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to FundPreferred shareholders; income ratios reflect income earned on assets attributable to FundPreferred shares.
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) For the period September 25, 2003 (commencement of operations) through December 31, 2003.
(c)  For the six months ended June 30, 2005.

                                 See accompanying notes to financial statements.

                                  32-33 SPREAD

                        ANNUAL INVESTMENT
                        MANAGEMENT AGREEMENT
                        APPROVAL PROCESS



At a meeting held on May 10-12, 2005, the Board of Trustees of the Fund, including the independent Trustees, unanimously approved the Investment Management Agreement between the Fund and NAM and the Sub-Advisory Agreement between NAM and NWQ, Security Capital, Symphony and Wellington, respectively (each, a "Sub-Adviser") (NAM and the Sub-Advisers are each a "Fund Adviser").

THE APPROVAL PROCESS
To assist the Board in its evaluation of an advisory contract with a Fund Adviser, the independent Trustees received a report in adequate time in advance of their meeting which outlined, among other things, the services provided by the Fund Adviser; the organization of the Fund Adviser, including the responsibilities of various departments and key personnel; the Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party (a "Peer Group") as described below and if available, with recognized or, in certain cases, customized benchmarks; the profitability of the Fund Adviser and certain industry profitability analyses for advisers to unaffiliated investment companies; the expenses of the Fund Adviser in providing the various services; the advisory fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds in its Peer Group as well as comparisons of the Fund Adviser's management fees with the fees the Fund Adviser assesses to other types of investment products or accounts, if any; the soft dollar practices of the Fund Adviser; and the expenses of the Fund, including comparisons of the Fund's expense ratios (after any fee waivers) with the expense ratios of its Peer Group. This information supplements that received by the Board throughout the year regarding Fund performance, expense ratios, portfolio composition, trade execution and sales activity.

In addition to the foregoing materials, independent legal counsel to the independent Trustees provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the Trustees under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the Board meeting, NAM made a presentation to and responded to questions from the Board. In addition, the independent Trustees noted that each Sub-Adviser also previously made written or oral presentations to the Board providing the respective Sub-Adviser with the opportunity to explain its investment strategies, discuss market conditions, and highlight any material issues. Many of these presentations were part of site visits by the Board throughout the year. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contract. It is with this background that the Trustees considered each advisory contract (which includes sub-advisory contracts) with a Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and
(e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. NATURE, EXTENT AND QUALITY OF SERVICES
In evaluating the nature, extent and quality of the respective Fund Adviser's services, the Trustees reviewed information concerning the types of services that a Fund Adviser or its affiliates provide and are expected to provide to the Nuveen Funds; narrative and statistical information concerning the Fund's performance record and how such performance compares to the Fund's Peer Group and recognized benchmarks and/or customized benchmarks (as described in further detail in Section B below); information describing the Fund Adviser's organization and its various departments, the experience and responsibilities of key personnel, and available resources. In the discussion of key personnel, the Trustees received materials regarding the changes or additions in personnel of the applicable Fund Adviser. The Trustees further noted the willingness of the personnel of NAM to engage in open, candid discussions with the Board. The Trustees further considered the quality of the Fund Adviser's investment process in making portfolio management decisions, including any refinements or improvements to the portfolio management processes, enhancements to technology and systems that are available to portfolio managers, and any additions of new personnel which may strengthen or expand the research and investment capabilities of the Fund Adviser. In their review of the advisory contracts for the fixed income funds, the Trustees also noted that Nuveen won the Lipper Award for Best Fund Family: Fixed Income-Large Asset Class, for 2004. Given the Trustees' experience with the Fund, other Nuveen funds and the Fund Advisers, the Trustees noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of the Fund Advisers.

In addition to advisory services, the independent Trustees considered the quality of the administrative or non-advisory services provided. In this regard, NAM provides the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, NAM and its affiliates provide the Fund with a wide range of services, including: preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the Trustees considered, in particular, a Fund Adviser's policies and procedures for assuring compliance with applicable laws and regulations in light of the new SEC regulations governing compliance. The Trustees noted NAM's focus on compliance and its compliance systems. In their review, the Trustees considered, among other things, the additions of experienced personnel to NAM's compliance group and modifications and other enhancements to NAM's computer systems. In addition to the foregoing, the Trustees also noted that NAM outsources certain services that cannot be replicated without significant costs or at the same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services. Further, as the Fund utilizes Sub-Advisers, the Trustees considered NAM's ability and procedures to monitor the respective Sub-Adviser's performance, business practices and compliance policies and procedures. In this regard, the Trustees noted the role of NAM's investment oversight committee, including its increased personnel, the responsibilities and experience of the staff, and procedures to monitor Sub-Advisers, including the use of site visits.

In addition to the above, in reviewing the variety of additional services that NAM or its affiliates must provide to closed-end funds, such as the Fund, the independent Trustees determined that Nuveen's commitment to supporting the secondary market for the common shares of its closed-end funds is particularly noteworthy. In this regard, the Trustees noted Nuveen's efforts to sponsor numerous forums for analysts and specialists regarding the various Nuveen closed-end funds, its creation of a new senior position dedicated to providing secondary market support services and enhancing communications with investors and analysts, and its advertising and media relations efforts designed to raise investor and analyst awareness of the closed-end funds.

In evaluating the services of the various Sub-Advisers, the independent Trustees noted that the Sub-Advisory Agreements were essentially agreements for portfolio management services only and the respective Sub-Adviser was not expected to supply other significant administrative services to the Fund.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were of a high level and were quite satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUND AND FUND ADVISERS
As previously noted, the Board received a myriad of performance information regarding the Fund and its Peer Group, if available. Among other things, the Board received materials reflecting the Fund's historic performance, the Fund's performance compared to its Peer Group (as available) and its performance compared to customized benchmarks. The Trustees reviewed performance information including, among other things, total return information compared with the Fund's Peer Group as well as customized benchmarks for the one-, three- and five-year periods (as applicable) ending December 31, 2004. The Fund does not have comparable peers in which case its performance was measured against custom benchmarks for applicable periods during the life of the Fund. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the Fund's absolute and relative investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY
   1. FEES AND EXPENSES
   In evaluating the management fees and expenses that the Fund is expected to bear, the Trustees considered the Fund's current management fee structure, the sub-advisory fee arrangements and the Fund's expected expense ratios in absolute terms as well as compared with the fees and expense ratios of the unaffiliated funds in its Peer Group. The Trustees reviewed the financial information of the respective Fund Adviser, including its respective revenues, expenses and profitability. In reviewing fees, the Trustees, among other things, reviewed comparisons of the Fund's gross management fees (fees after fund-level and complex-wide level breakpoints but before reimbursement and fee waivers), net management fees (after breakpoints and reimbursements and fee waivers) and total expense ratios (before and after waivers) with those of the unaffiliated funds in its Peer Group and peer averages. In this regard, the Trustees noted that the relative ranking of the Nuveen Funds on fees and expenses was aided by the significant level of fee reductions provided by the fund-level and complex-wide breakpoint schedules, and the fee waivers and reimbursements provided by Nuveen for certain funds launched since 1999. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled "Economies of Scale and Whether Fee Levels Reflect These Economies of Scale." In its review, the Trustees noted that all taxable closed-end exchange-traded Nuveen funds had net expense ratios below or within an acceptable range compared to peers.

   2. COMPARISONS WITH THE FEES OF OTHER CLIENTS
   The Trustees further compared the fees of NAM to the fees NAM or an affiliate thereof assessed for other types of clients (such as separate managed accounts as well as fees charged on funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams). With respect to separately managed accounts, the advisory fees to such separate managed accounts are generally lower than those charged to the Fund. The Trustees noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Fund, compared to individually managed separate accounts. For instance, as described above, NAM and its affiliates provide numerous services to the Fund including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board

                        ANNUAL INVESTMENT MANAGEMENT
                        AGREEMENT APPROVAL PROCESS (continued)



   meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund's operations. Further, the Trustees noted the increased compliance requirements for funds in light of new SEC regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts. In addition to the differences in services, the Trustees also considered, among other things, the differences in product distribution, investor profiles and account sizes. Accordingly, the Trustees believe that the nature and number of services provided to operate the Fund merit the higher fees than those to separate managed accounts.

   In considering the fees of the Sub-Adviser, the Trustees also considered the pricing schedule the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (except for Wellington for which information was not made available). With respect to Symphony, the Trustees also compared the sub-advisory fees to the significantly higher fees assessed to hedge funds advised by Symphony. Generally, the sub-advisory fees were at the lower end of the Sub-Adviser's fee schedule. In addition, the Trustees noted that such sub-advisory fees and arrangements with the unaffiliated Sub-Advisers were established through arms-length negotiations between the respective Sub-Adviser and NAM.

3. PROFITABILITY OF ADVISERS
In conjunction with its review of fees, the Trustees also considered the profitability of NAM (which incorporated Nuveen's wholly-owned subsidiaries - NWQ and Symphony) as well as the profitability of the other Sub-Advisers. The Trustees reviewed the respective Fund Adviser's revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the Trustees recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. Accordingly, the Trustees reviewed a Fund Adviser's assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Board noted the inherent limitations in allocating costs among various advisory products. The Trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available. Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc. and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Trustees considered the respective Fund Adviser's profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. The Trustees also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by NAM. Based on their review, the Trustees were satisfied that each Fund Adviser's level of profitability from its relationship with the Fund was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the Fund, the Trustees determined that the advisory fees and expenses of the Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE
In reviewing the compensation, the Trustees have long understood the benefits of economies of scale as the assets of a fund grows and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the Trustees received and reviewed the schedules of advisory fees for the Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May, 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, including the Fund, are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement was introduced on August 1, 2004 and the Trustees reviewed data regarding the reductions of fees for the Fund for the period of August 1, 2004 to December 31, 2004. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS
In evaluating fees, the Trustees also considered any indirect benefits or profits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Trustees considered any benefits from soft dollar arrangements. The Trustees noted that although NAM manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that NAM typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services. The Trustees also considered the soft dollar arrangements of the Sub-Advisers. The Trustees noted that NWQ has engaged in soft dollar arrangements. With respect to such Sub-Advisers, the Trustees considered that the respective Sub-Adviser benefits from its soft dollar arrangements pursuant to which such Sub-Adviser receives research from brokers that execute the Fund's portfolio transactions. The Trustees received and reviewed materials concerning such Sub-Adviser's brokerage practices, including its broker allocation policies and procedures, the types of research and brokerage services received, the brokers providing such services, and the dollar amount of commissions allocated to brokers for soft dollar arrangements for the last calendar year. In considering the types of research received, the Trustees noted that such Sub-Adviser either has already limited (or has agreed to modify its practices to limit) the use of soft dollars to research with intellectual content. The Trustees recognized that such Sub-Adviser's profitability may be lower if the Sub-Adviser was required to pay for this research with hard dollars. With respect to Security Capital and Symphony, the Trustees noted that these Sub-Advisers do not use soft dollar arrangements. Finally, with respect to Wellington, the Trustees noted that while Wellington does have soft dollar arrangements with respect to some of its agency trades, the trades in fixed income securities held in the Fund are done on a principal basis and, therefore, do not generate soft dollar credits.

In addition to soft dollar arrangements, the Trustees also considered any other revenues, if any, received by NAM or its affiliates. In this regard, for Nuveen funds with outstanding preferred shares and new closed-end funds, the Trustees also considered revenues received by Nuveen for serving as agent for broker-dealers at its preferred trading desk and for acting as co-manager in the initial public offering of new closed-end exchange-traded funds.

F. OTHER CONSIDERATIONS
Nuveen, until recently, was a majority owned subsidiary of St. Paul Travelers Companies, Inc. ("St. Paul"). As noted, St. Paul earlier this year announced its intention to divest its equity stake in Nuveen. Nuveen is the parent of NAM. Pursuant to a series of transactions, St. Paul had begun to reduce its interest in Nuveen which would ultimately result in a change of control of Nuveen and therefore NAM. As mandated by the 1940 Act, such a change in control would result in an assignment of the Investment Management Agreement with NAM and the automatic termination of such agreement. Accordingly, the Board also considered the approval of a New Investment Management Agreement with the Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for the Fund a New Investment Management Agreement on substantially identical terms to the existing Investment Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various transactions necessary to divest St. Paul's interest will have an impact on the various factors they considered in approving NAM, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of NAM; the possible benefits and costs of the transactions to the Fund; the potential implications of any arrangements used by Nuveen to finance certain of the transactions; the ability of NAM to perform its duties after the transactions; whether the Fund's fee structure or expense ratio would change; any changes to the current practices of the Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the operations of NAM. Based on its review, the Board determined that St. Paul's divestiture would not affect the nature and quality of services provided by NAM, the terms of the Investment Management Agreement, including the fees thereunder, and would not materially affect the organization or operations of NAM. Accordingly, the Board determined that their analysis of the various factors regarding their approval of NAM would continue to apply after the change of control.

In addition to the foregoing, a change in control of NAM may be deemed an assignment of the Sub-Advisory Agreement between NAM and the respective Sub-Adviser. Further, NWQ and Symphony are wholly-owned subsidiaries of Nuveen. Accordingly, the change of control of Nuveen would also result in a change of control of such Sub-Advisers resulting in the automatic termination of their existing Sub-Advisory Agreements. The Board therefore considered approval of a New Sub-Advisory Agreement with each Sub-Adviser in light of the anticipated change of control. More specially, the Board considered approval of each New Sub-Advisory Agreement on substantially identical terms as the respective Original Sub-Advisory Agreement, to take effect after the change of control has occurred and the agreement has been approved by Fund shareholders. In reviewing the impact of the St. Paul divesture on the respective Sub-Adviser, the Board considered the same factors as outlined previously with respect to their review of NAM. As with NAM, the Board concluded that the St. Paul divestiture would not affect the nature and quality of services provided by the respective Sub-Adviser, the terms of the Sub-Advisory Agreement, including the fees paid thereunder, and would not materially affect the organization or operations of the Sub-Adviser. Accordingly, the Board determined that their analysis of the various factors regarding their review and approval of the respective Sub-Adviser would continue to apply following the change in control.

G. APPROVAL
The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management and Sub-Advisory Agreements were fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to the Fund, that the renewal of the NAM Investment Management Agreement and each Sub-Advisory Agreement should be approved, and that the new, post-change of control NAM Investment Management Agreement and the Sub-Advisory Agreements be approved and recommended to shareholders.

                        Reinvest Automatically
                               EASILY AND CONVENIENTLY


Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION



In April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers") sold the majority of its controlling equity interest in Nuveen Investments, Inc. ("Nuveen") to the general public. Nuveen is the parent of Nuveen Asset Management ("NAM"), which is each Fund's investment manager. This sale was deemed to be an "assignment" of the investment management agreement between each Fund and NAM and, if applicable, of the sub-advisory agreement between NAM and the Fund's sub-adviser. As required by law, the shareholders of each Fund were asked to approve a new investment management agreement and, if applicable, a new subadvisory agreement that reflected this change in ownership. The shareholders of each Fund voted this approval at a Shareholders' Meeting on July 26. 2005. There were no changes to the investment objectives or management of any Fund as a result of these actions.

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

The Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

MARKET YIELD: Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Funds' cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL


The Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS

Photo of: 2 women looking at a photo album.

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing more than $120 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


                                        o Share prices
                                        o Fund details
           Learn more                   o Daily financial news
about Nuveen Funds at                   o Investor education
   WWW.NUVEEN.COM/ETF                   o Interactive planning tools


Logo: NUVEEN Investments

                                                                     ESA-B-0605D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Diversified Dividend and Income Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: September 7, 2005
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: September 7, 2005
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: September 7, 2005
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.